UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of Earliest Event Reported): February 23, 2023
Putnam Master Intermediate Income Trust (Exact Name of Registrant as Specified in its Charter)
Massachusetts (State or Other Jurisdiction of Incorporation)	811-05498 (Commission File Number)	04-6584465 (IRS Employer Identification No.)
100 Federal Street Boston, Massachusetts (Address of Principal Executive Offices)		02110 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 292-1000
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of beneficial interest	PIM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 28, 2023, Putnam Master Intermediate Income Trust (the “Fund”) filed a Current Report on Form 8-K (the “Original 8-K”) to disclose, among other things, changes approved by the Board of Trustees of the Fund that were incorporated into the amended and restated bylaws of the Fund. This Amendment No. 1 to the Original 8-K is being filed solely to include a hyperlink for Exhibit 5.03 to the Original 8-K. No other changes are being made to the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
5.03	Amended and Restated Bylaws of Putnam Master Intermediate Income Trust dated February 23, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Putnam Master Intermediate Income Trust
	By:	/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Date: March 1, 2023		Executive Vice President, Principal Executive Officer and Compliance Liaison